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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                 August 14, 2002

                                   eBenX, Inc.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



            0-28365                                         41-1758843
    (Commission File Number)                              (IRS Employer
                                                      Identification Number)




                 605 North Highway 169 Suite LL
                      Minneapolis, Minnesota            55441-6465
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (763) 614-2000

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibits.
         --------

99.1     Certification dated August 14, 2002 required pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 made by John J. Davis, Chief Executive Officer.

99.2     Certification dated August 14, 2002 required pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 made by Randall J. Schmidt, Chief Financial Officer.

Item 9.  Regulation FD Disclosure.

         On August 14, 2002, in connection with the filing of the Quarterly Report on Form 10-Q of eBenX, Inc. (the "Company"), John J. Davis, Chief Executive Officer of the Company, and Randall J. Schmidt, Chief Financial Officer of the Company, each filed with the Securities and Exchange Commission the certification required pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EBENX, INC.
                                         Registrant

Date:  August 14, 2002                   By  /s/ Randall J. Schmidt
                                           -------------------------------------
                                           Randall J. Schmidt
                                           Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX
                                  -------------

99.1     Certification dated August 14, 2002 required pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 made by John J. Davis, Chief Executive Officer.

99.2     Certification dated August 14, 2002 required pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 made by Randall J. Schmidt, Chief Financial Officer.